Exhibit 99.2

STERLING BANCORP, INC. AGREES TO HIRE THOMAS M. O’BRIEN

AS CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Sterling Bancorp, Inc. (NASDAQ: SBT) (the “Company”), the holding company of Sterling Bank and Trust, F.S.B. (the “Bank”), announced today that the Company and the Bank have agreed to hire Thomas M. O’Brien as the Chairman, President and Chief Executive Officer of the Company and the Bank, subject to prior receipt of regulatory non-objection from the Office of the Comptroller of the Currency. Mr. O’Brien currently serves as a consultant to the Board of Directors of the Bank and will not assume the duties and responsibilities of President and Chief Executive Officer until such regulatory non-objection is received. The application for regulatory non-objection is being filed today. Steve Huber, current Chief Financial Officer and Treasurer of the Company, will continue to serve as Interim President and Chief Executive Officer until the time Mr. O’Brien becomes an employee of the Company.

Mr. O’Brien is an accomplished leader in the financial services industry with over 44 years of industry experience.  Most recently he served as Vice Chairman of New York City-based Emigrant Bancorp, Inc. and Emigrant Bank from October 2018 to March 2020. He has served as President, Chief Executive Officer and on the boards of Sun Bancorp, Inc. and Sun National Bank from April 2014 to February 2018. He also served on the boards of BankUnited, Inc. and Bank United, NA from May 2012 to April 2014. Mr. O’Brien served as President, Chief Executive Officer and a director of State Bank of Long Island and State Bancorp, Inc. from November 2006 to January 2012.  From 2000 to 2006, Mr. O’Brien was President, Chief Executive Officer and a director of Atlantic Bank of New York and, following the acquisition of Atlantic Bank of New York by New York Commercial Bank, continued to serve as President and Chief Executive Officer during the post-closing transition.  From 1996 to 2000, Mr. O’Brien was Vice Chairman and a board member of North Fork Bank and North Fork Bancorporation, Inc.  From 1977 to 1996, Mr. O’Brien was Chairman, President and Chief Executive Officer of North Side Savings Bank.

Recognized as an industry thought leader, Mr. O’Brien served as a director of the Federal Home Loan Bank of New York from 2008 to 2012 and served as Chairman of New York Bankers Association in 2007. He is currently Trustee and Chairman of the Audit Committee of Prudential Insurance Company of America $175 Billion Annuity Fund Complex, and Vice-Chairman of the Board and Chairman of the Finance Committee of Archcare and Catholic Healthcare Foundation for the Archdiocese of New York.

Benjamin Wineman, Chairman of the special committee of independent directors of the Bank, stated: “We are pleased to announce Tom O’Brien as Sterling’s new Chairman, President and Chief Executive Officer. Tom brings a wealth of expertise to this role, having served in a number of senior leadership capacities at various financial institutions over the past few decades. Each time Tom has been in the CEO chair, he has successfully led the turnaround of difficult situations, while enhancing operational integrity, driving shareholder value and creating a strong regulatory compliance culture. He is a proven leader and a strong strategic thinker. We believe Tom is well-positioned to lead Sterling through its current regulatory and operational challenges while providing clear strategic direction during these difficult economic times for the Bank and our customers.”

Mr. O’Brien stated: “This is not an opportunity that I actively sought. However I have had the recent opportunity to work with Sterling’s directors and have witnessed their firm commitment to undertaking the remedial work necessary to successfully resolve the regulatory enforcement action against the Bank and ongoing government investigations, repair the Bank’s and the Company’s reputation and address forthrightly the multiple issues from the past. As the pressing need to find new leadership recently developed, I could not say no to their request to step into this role. I am committed to joining their mission and feel fully prepared to provide the leadership necessary within the Company and Bank to create a fully compliant enterprise which will be a source of pride to our various stakeholders and, in particular, our employees and public shareholders. To that end, I asked to be given the opportunity to personally invest and purchase 300,000 shares from the Company to demonstrate my alignment with our shareholders.”

Mr. O’Brien also stated: “This morning, the Company will release some financial highlights for the quarter ended March 31, 2020. While the Company is not in a position at this time to provide a traditional earnings release and commentary, these financial highlights should begin to provide investors with better insight into those matters currently under review.”

Finally, Mr. O’Brien stated: “A conference call is being scheduled, at which time I will briefly discuss my vision for the Company and then take questions limited solely to my new role and my history. Due to the ongoing investigations, I will be unable to answer questions related to the matters currently facing the Company. Nonetheless, we each have a firm commitment and a sense of urgency to undertake and complete the tasks necessary to bring Sterling into full regulatory compliance and sustainable profitable operations as expeditiously as possible.”

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly-owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in San Francisco and Los Angeles, California, New York City and Bellevue, Washington. Sterling offers a range of loan products to the residential and commercial markets, as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally can be identified by the use of forward-looking terminology such as “will,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” “predict,” “project,” “potential,” “could,” “would,” “should” or similar terminology, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events that may be subject to circumstances beyond our control; increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment; changes in deposit flows, loan demand or collateral values; changes in accounting principles, policies or guidelines; changes in general economic, business and political conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate, securities or financial markets or the banking industry; legislative or regulatory changes; supervision and examination by the OCC and the Board of Governors of the Federal Reserve System; our ability to successfully implement technological changes; our ability to successfully consummate new business initiatives; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, including litigation and investigations relating to our residential lending practices and the Advantage Loan Program; the outcomes of such litigation and investigations, including the risk of civil or criminal enforcement action, regulatory restrictions on the Bank’s activities, financial penalties or judgments, other adverse consequences, and any resulting effects on the Company’s business, financial condition, and/or results of operations; losses from such litigation and investigations that may be materially higher than expected and that may materially exceed our contingency reserves; repurchase requests related to the sale of loans originated under the Advantage Loan Program may be materially higher than expected and result in repurchase obligations that may materially exceed our loan repurchase reserves; the ability of our auditors to complete the audit of the Company’s December 31, 2019 financial statements or the review of the Company’s March 31, 2020 financial statements; our ability to file our Annual Report on Form 10-K for the year ended December 21, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 within the exception period granted by The Nasdaq Stock Market, LLC; our ability to comply with Nasdaq’s continued listing requirements and the possibility that our shares will be delisted if such requirements are not satisfied; our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies and regulatory expectations; the occurrence of natural and other disasters, pandemics, terrorist activities, significant political events, cyberattacks, security breaches or system failures that affect us or our counterparties or service providers, including the COVID-19 pandemic and the regulatory and governmental actions implemented in response to COVID-19; and the risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019, subsequent periodic reports and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this press release, and we do not undertake any obligation to update, revise, or correct any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, the receipt of new information, or otherwise.

Contacts:

Investors

Financial Profiles

Larry Clark

310-622-8223

Matthew Keating

310-622-8230

SBT@finprofiles.com